Exhibit 10.2

SECOND AMENDMENT TO THE

AMGEN SUPPLEMENTAL RETIREMENT PLAN

(As Amended and Restated Effective January 1, 2005

And As Further Amended By The

First Amendment, Also Effective January 1, 2005)

Appendix A of the Amgen Supplemental Retirement Plan, as amended and restated effective January 1, 2005 and as further amended by the First Amendment to the Amgen Supplemental Retirement Plan, also effective January 1, 2005 (the “Plan”) is hereby amended and restated in its entirety, effective as of July 1, 2006, as follows:

Appendix A

Participating Subsidiaries and Affiliates of Amgen Inc.

1.	Amgen USA Inc. – January 1, 2002

2.	Immunex Corporation – January 1, 2003

3.	Immunex Manufacturing Corporation – January 1, 2003

4.	Immunex Rhode Island Corporation – January 1, 2003

5.	Amgen Worldwide Services, Inc. – January 1, 2004

6.	Amgen San Francisco, LLC – January 1, 2005

7.	Tularik Pharmaceutical Company – January 1, 2005

8.	Amgen Fremont Inc. – July 1, 2006

To record this Second Amendment to the Plan as set forth herein, the Company has caused its authorized officer to execute this document this 16th day of May, 2006.

AMGEN INC.

By:	/s/ Brian McNamee

Title:	Senior Vice President, Human Resources